                                                                    EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

     In connection with the Quarterly Report of Palmdale  Executive Homes, Corp.
(the "Company") on Form 10-Q/A for the quarter ending March 31, 2009 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Tricia A. Nickson,  Secretary and Treasurer of the Company, certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: March 23, 2010

                                        By: /s/ TRICIA A. NICKSON
                                            ________________________________
                                                Tricia A. Nickson
                                                Secretary and Treasurer